Exhibit 99.2


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
RETIREMENT CENTER COMMUNITIES - SECOND QUARTER 2005
 ($'s in thousands)


                                RETIREMENT CENTER COMMUNITIES:  TOTAL
                                -------------------------------------

                                                           Q1 04    Q2 04    Q3 04    Q4 04    Q1 05    Q2 05
                                                          -------- -------- -------- -------- -------- --------
Resident and healthcare revenue                           $85,288  $85,578  $86,526  $89,787  $91,482  $93,794
Community operating expense                                56,791   56,546   58,168   59,085   60,890   61,869
                                                           -------  -------  -------  -------  -------  -------
Community operating contribution                           28,497   29,032   28,358   30,702   30,592   31,925
Community operating margin                                   33.4%    33.9%    32.8%    34.2%    33.4%    34.0%

Community operating contribution excluding
    Amortization of Deferred Entrance Fee Revenue          25,832   26,592   26,249   27,553   28,357   29,226

Ending Occupancy                                            8,374    8,424    8,436    8,482    8,585    8,567
Ending Occupancy %                                           94.4%    95.0%    95.1%    95.7%    94.6%    94.8%

Average Monthly Occupancy                                   8,376    8,382    8,408    8,438    8,532    8,572
Monthly Revenue per unit                                  $ 3,394  $ 3,403  $ 3,430  $ 3,547  $ 3,574  $ 3,647
Year to Year % Change                                         8.0%     6.3%     5.0%     9.8%     5.3%     7.2%

Monthly Operating Contribution per unit                     1,134    1,155    1,124    1,213    1,195    1,241
Year to Year % Change                                        13.0%    12.4%    14.2%    16.2%     5.4%     7.5%


                          RETIREMENT CENTER COMMUNITIES:  RENTAL COMMUNITIES
                          --------------------------------------------------

                                                           Q1 04    Q2 04    Q3 04    Q4 04    Q1 05    Q2 05
                                                          -------- -------- -------- -------- -------- --------
Resident and healthcare revenue                           $55,007  $55,249  $56,306  $57,387  $58,493  $59,919
Community operating expense                                34,326   33,983   35,422   35,932   36,739   37,259
                                                           -------  -------  -------  -------  -------  -------
Community operating contribution                           20,681   21,266   20,884   21,455   21,754   22,660
Community operating margin                                   37.6%    38.5%    37.1%    37.4%    37.2%    37.8%

Ending Occupancy                                            5,576    5,595    5,581    5,623    5,586    5,597
Ending Occupancy %                                           95.2%    95.5%    95.2%    96.0%    95.4%    95.7%

Average Monthly Occupancy                                   5,582    5,576    5,580    5,594    5,602    5,596
Monthly Revenue per unit                                  $ 3,285  $ 3,303  $ 3,364  $ 3,420  $ 3,480  $ 3,569
Year to Year % Change                                         7.5%     6.5%     4.5%     9.0%     5.9%     8.1%

Monthly Operating Contribution per unit                     1,235    1,271    1,248    1,278    1,294    1,350
Year to Year % Change                                        11.2%    11.8%    10.3%     7.4%     4.8%     6.2%


                          RETIREMENT CENTER COMMUNITIES:  ENTRANCE FEE CCRCs
                          --------------------------------------------------

                                                           Q1 04    Q2 04    Q3 04    Q4 04    Q1 05    Q2 05
                                                          -------- -------- -------- -------- -------- --------
Resident and healthcare revenue                           $30,281  $30,329  $30,220  $32,400  $32,989  $33,875
Community operating expense                                22,465   22,563   22,746   23,153   24,151   24,610
                                                           -------  -------  -------  -------  -------  -------
Community operating contribution                            7,816    7,766    7,474    9,247    8,838    9,265
Community operating margin                                   25.8%    25.6%    24.7%    28.5%    26.8%    27.4%

Ending Occupancy                                            2,798    2,829    2,855    2,859    2,999    2,970
Ending Occupancy %                                           93.0%    94.0%    94.8%    95.0%    93.3%    93.2%

Average Monthly Occupancy                                   2,795    2,806    2,828    2,844    2,930    2,976
Monthly Revenue per unit                                  $ 3,612  $ 3,603  $ 3,562  $ 3,797  $ 3,753  $ 3,794
Year to Year % Change                                         9.2%     6.1%     5.9%    11.0%     3.9%     5.3%

Monthly Operating Contribution per unit                       932      923      881    1,084    1,005    1,038
Year to Year % Change                                        17.3%    13.0%    25.4%    45.0%     7.9%    12.5%

Net Cash Flow per unit (includes Net Resale Cash Flow)      1,326    1,503    1,442    1,217    1,397    1,551

Entrance Fee Sales:
Total Entrance Fee (Independent Living) Units               2,066    2,066    2,066    2,064    2,217    2,213
Ending Occupancy %                                           95.4%    96.3%    97.1%    97.2%    95.8%    95.6%

Entrance Fee Sales (in units)                                  69       84       79       68       70       81
Entrance Fee Sales                                        $10,257  $11,976  $11,931  $ 9,224  $11,589  $14,271
Refunds paid on Entrance Fee Terminations                   2,433    2,868    3,181    3,192    4,137    5,293
Net Resale Cash Flow                                        7,824    9,108    8,750    6,032    7,452    8,978


NOTE: The sales proceeds at entrance fee CCRCs provide a source of financing to the community, thereby reducing the financing costs (interest or lease expense) that it would otherwise incur. As a result of the residents paying an up-front entrance fee, they pay a lower monthly service fee than they would pay at a similar rental community without entrance fees. As a result, entrance fee communities have lower operating margins (but lower non-operating financing costs) than similar rental communities.


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
FREE-STANDING ASSISTED LIVING COMMUNITIES - SECOND QUARTER 2005
 ($'s in thousands)


                      FREE-STANDING ASSISTED LIVING COMMUNITIES
                      -----------------------------------------

                                    Q1 04     Q2 04      Q3 04      Q4 04     Q1 05       Q2 05
                                  --------- ---------- ---------- --------- ---------- -----------
Resident and healthcare revenue    $22,663   $ 23,532   $ 24,563   $25,506   $ 26,207   $  26,847
Community operating expense         17,061     17,519     17,657    17,970     18,447      18,027
                                    -------   --------   --------   -------   --------   ---------
Community operating contribution     5,602      6,013      6,906     7,536      7,760       8,820
Community operating margin            24.7%      25.6%      28.1%     29.5%      29.6%       32.9%

Ending Occupancy                     2,394      2,456      2,504     2,533      2,562       2,561
Ending Occupancy %                    84.3%      86.5%      88.3%     89.3%      90.1%       89.9%


Average Monthly Occupancy            2,384      2,430      2,478     2,521      2,537       2,557
Monthly Revenue per unit           $ 3,169   $  3,228   $  3,304   $ 3,372   $  3,443   $   3,500
Year to Year % Change                  8.7%       7.5%       8.2%      9.9%       8.7%        8.4%

Monthly Operating Contribution per
 unit                                  783        825        929       996      1,020       1,150
Year to Year % Change                 78.5%      46.3%      39.2%     37.3%      30.2%       39.4%


NOTE: Excludes two non-consolidated joint ventures.


 AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
 SUPPLEMENTAL INFORMATION
 INNOVATIVE SENIOR CARE / THERAPY
 SECOND QUARTER 2006
 ($'s in thousands)


                                        Q1 04      Q2 04     Q3 04    Q4 04     Q1 05      Q2 05
                                     ---------- ---------- -------- -------- ---------- ----------
 Revenues                               $8,781     $9,207   $9,970  $10,902    $11,745    $12,504

 Therapy clinics                            81         87       93       96        107        115

 Outside clinics (included in above
  totals)                                   12         17       23       25         34         41

 Therapy staff
    Full time                              248        280      338      354        369        418
    Part time                              201        205      232      225        208        209


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
SAME COMMUNITY RESULTS - SECOND QUARTER 2005
 ($'s in thousands)


 INCLUDING ENTRANCE FEE COMMUNITIES:
------------------------------------
                                           Three months ended June 30         $          %
                                        -------------------------------
                                                  2005            2004     Change      Change
                                           ------------    ------------ ----------- ------------
Resident & Healthcare revenue             $    119,442    $    109,110    $ 10,332          9.5%
Community operating expense                     78,666          74,065       4,601          6.2%
                                           ------------    ------------    -------- ------------
Community operating contribution          $     40,776    $     35,045       5,731         16.4%
Community operating margin                        34.1%           32.1%


# Locations                                         59              59
Avg. Occupancy                                    93.8%           92.3%
Avg. Occupied Units                             10,974          10,812         162          1.5%
Avg. Mo. Revenue/unit                     $      3,628    $      3,364    $    264          7.9%
Avg. Mo. Operating Contribution/unit             1,239           1,080         158         14.6%


 EXCLUDING ENTRANCE FEE COMMUNITIES:
------------------------------------
                                           Three months ended June 30         $          %
                                        -------------------------------
                                              2005            2004         Change      Change
                                           ------------    ------------ ----------- ------------
Resident & Healthcare revenue             $     86,766          78,781    $  7,985         10.1%
Community operating expense                     55,286          51,502       3,784          7.3%
                                           ------------    ------------    -------- ------------
Community operating contribution          $     31,480    $     27,279       4,201         15.4%
Community operating margin                        36.3%           34.6%


# Locations                                         53              53
Avg. Occupancy                                    93.7%           92.0%
Avg. Occupied Units                              8,153           8,006         147          1.8%
Avg. Mo. Revenue/unit                     $      3,547    $      3,280    $    267          8.1%
Avg. Mo. Operating Contribution/unit             1,287           1,136         151         13.3%


* This table sets forth certain selected financial and operating data on a Same Community basis. "Same Community basis" refers to communities that were owned and/or leased by the company throughout each of the periods being compared.


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
REVENUE - SECOND QUARTER 2005
 ($'s in thousands)


                                             Three months ended June 30,        Three months ended June 30,
                                             --------------------------------------------------------------
                                                2005            %                  2004            %
                                             ----------     ----------          ----------     ----------
COMPOSITION
-----------
Revenues:
 Retirement Centers
   Independent living                        $   39,029          32.0%          $   36,171          32.8%
   Assisted living                               15,150          12.4%              14,337          13.0%
   Skilled Nursing                               20,392          16.8%              19,071          17.3%
   Ancillary services, including Innovative
    Senior Care (therapy and wellness
    programs)                                    16,524          13.6%              13,559          12.3%
   Amortization of Deferred Entrance Fee
    Revenue                                       2,699           2.2%               2,440           2.3%
                                             ----------     ----------          ----------     ----------
                                                 93,794          77.0%              85,578          77.7%

 Free-Standing Assisted Living
   Assisted living                               23,658          19.4%              21,152          19.2%
   Ancillary services, including Innovative
    Senior Care (therapy and wellness
    programs)                                     3,189           2.7%               2,380           2.2%
                                             ----------     ----------          ----------     ----------
                                                 26,847          22.1%              23,532          21.4%

 Total Resident and Healthcare Revenue          120,641          99.1%             109,110          99.1%

 Management and Contract Services                   516           0.5%                 515           0.5%
 Reimbursed Expenses                                542           0.4%                 524           0.4%
                                             ----------     ----------          ----------     ----------
                                                  1,058           0.9%               1,039           0.9%
                                             ----------     ----------          ----------     ----------

 Total Revenues                              $  121,699         100.0%          $  110,149         100.0%



BY PAYOR
--------
 Private Pay                                 $  101,852          83.7%          $   93,907          85.3%
 Medicare                                        17,532          14.4%              13,487          12.2%
 Medicaid                                         2,315           1.9%               2,755           2.5%
                                             ----------     ----------          ----------     ----------
 Total                                       $  121,699         100.0%          $  110,149         100.0%

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
OTHER STATISTICS - SECOND QUARTER 2005


UNIT CAPACITY BY COMMUNITY TYPE
-------------------------------
                                               At June 30, 2005
                                             ---------------------
                                             Locations   Capacity
                                             ---------  ----------
Rental Retirement Centers:
   Owned-100%                                       2         272
   Leased                                          20       5,579
   Managed - other                                  3         682
                                             ---------  ----------
                                                   25       6,533

Entrance Fee Retirement Centers:
   Owned-100%                                       3         918
   Owned- 90%                                       -           -
   Leased                                           3       1,529
   Managed-Freedom Square                           1         739
   Managed-other                                    2         506
                                             ---------  ----------
                                                    9       3,692

Free-Standing AL's:
   Owned-100%                                      10         898
   Owned-Joint Venture                              2         163
   Leased                                          20       1,859
   Leased-Joint Venture                             1          92
                                             ---------  ----------
                                                   33       3,012

All Communities:
   Owned-100%                                      15       2,088
   Owned- 90%                                       -           -
   Owned-Joint Venture                              2         163
   Leased                                          43       8,967
   Leased-Joint Venture                             1          92
   Managed-Freedom Square                           1         739
   Managed-other                                    5       1,188
                                             ---------  ----------
                                                   67      13,237

Note: Leased communities include both operating and capital leases. The two Owned-Joint Ventures are managed and are not consolidated. Freedom Square is consolidated due to the variable interest entity rules set forth in FIN 46.